Exhibit 10.10.1

As of July 1, 2005

Sunstone Hotel Properties, Inc.

c/o Interstate Hotels & Resorts, Inc.

4501 N. Fairfax Drive, Suite 800

Arlington, VA 22203

Re:	Modification of Master Agreement

Ladies and Gentlemen:

Reference is made to that certain Master Agreement dated as of October 26, 2004 (as assigned, assumed and amended, the “Master Agreement”), by and among Sunstone Hotel Properties, Inc., a Colorado corporation (“Operator”), and each entity other than Operator which is a signatory to this letter agreement (each an “Owner” or collectively, the “Owners”). Unless otherwise defined herein, all capitalized terms used in this letter agreement shall have the meanings ascribed to such terms in the Master Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Operator and each Owner hereby agree as follows:

(a) Effective as of July 1, 2005, Section 9.1 of each Management Agreement and each Remaining Four Hotel Management Agreement (as defined below) is hereby modified to read in full as follows:

“9.1 Owner shall pay to Operator, on a monthly basis, for services rendered under this Agreement a management fee (the “Basic Fee”) equal to: (i) for the period commencing on the Commencement Date and ending on December 31, 2005, 1.75% of Total Revenues; and (ii) for the period commencing on January 1, 2006 and for the remainder of the Term thereafter, 2.0% of Total Revenues.”

(b) The following language is hereby added to Schedule C to the Master Agreement:

“Commencing January 1, 2005, Owner and Operator acknowledge and agree that there shall be deemed added to the fees and reimbursements payable to Operator for Centralized Services an aggregate amount equal to the NBDO Shortfall (as defined below), which amount shall be equitably allocated among the entities comprising Owner and the owners of the Four Hotels which are currently subject to management agreements with Operator (each a “Remaining Four Hotel Management Agreement”). As used herein, “NBDO Shortfall” with respect to any applicable Fiscal Year (comprised of 12 full calendar months) shall mean the amount by which the aggregate compensation actually paid to National Business Development Office Staff, exceeds the aggregate commissions earned (and in the case of the Portfolio Properties and the Four Hotels, actually paid during or within 90 days following the end of such Fiscal Year) on bookings sold by such staff with respect to the Portfolio Properties, the Four Hotels and any and all other hotels owned and/or managed by Operator or its affiliates (it being understood and agreed that Operator shall cause such staff to actively market such other hotels and charge comparable commissions to the owners thereof, which Operator agrees not to waive, defer or accept other consideration in lieu thereof). The NBDO Shortfall shall be equitably adjusted for any Fiscal Year which is less than 12 months.

Except as modified hereby, the Master Agreement, each Management Agreement and each Remaining Four Hotel Management Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Operator, each Owner and each Remaining Four Hotel Owner have executed this letter agreement effective as of July 1, 2005.

SUNSTONE HOTEL PROPERTIES, INC.

By:	/s/ James A. Crolle, III
Name:	James A. Crolle, III
Title:	Senior Corporate Counsel

SHP LESSEE CORP.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

SUNSTONE LASALLE LESSEE, INC.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

WB SUNSTONE-HOLLYWOOD, INC.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

SUNSTONE/WB MANHATTAN BEACH LESSEE, INC.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

SUN NAPA MERLOT LESSEE, INC.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

SUNSTONE HOLT LESSEE, INC.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

WB SUNSTONE-RIVERSIDE, INC.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

SHP LESSEE II CORP.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

WB SUNSTONE-BOISE, INC.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

WHP HOTEL LESSEE - 3, INC.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

WB GRAND RAPIDS, INC.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

ROCHESTER RIBM LESSEE, INC.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

SUNSTONE SIDEWINDER LESSEE, INC.,

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

WB SUNSTONE-LAKE OSWEGO, INC.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

WB SUNSTONE-PORTLAND, INC.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

SUNSTONE COWBOY LESSEE, L.P.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

SHP LESSEE III CORP.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

SUNSTONE DURANTE LESSEE, INC.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

SUNSTONE KAHLER LESSEE, INC.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

SUNSTONE VALLEY RIVER LESSEE, INC.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

SUNSTONE BROADHOLLOW LESSEE, INC.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

BA LAX, LLC

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

SUNSTONE BEVERLY HILLS, LLC

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

SUNROCKPOINT NASHVILLE HOTEL LESSEE, INC.

By:	/s/ Robert A. Alter
Name:	Robert A. Alter
Title:	President

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